                                                         EXHIBIT 10.10.W; PAGE 1


                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 15th day of January, 1999, by and between ANTHONY M. FRANK KEOGH PLAN, UTA CHARLES SCHWAB & COMPANY, INC. (hereinafter referred to as "Buyer") and ELECTROPURE, INC., a California corporation (hereinafter referred to as "Electropure" or the "Company").

         1. PURCHASE AND SALE OF SHARES

               (a) Effective on the date hereof, the Company hereby sells to Buyer and Buyer hereby purchases One Million (1,000,000) Shares of Electropure, Inc. Series B Convertible Preferred Stock (the "Shares") with an aggregate value equal to One Million Dollars ($1,000,000).

               (b) The Shares shall have the rights, preferences, privileges, restrictions and other terms set forth in Exhibit "A" hereto, the Certificate of Determination for the Series B Convertible Preferred Shares (the "Certificate").

         2. REPRESENTATIONS AND WARRANTIES OF BUYER Buyer represents and warrants to the Company:

               (a) The Shares and any Common Stock which the Shares may be convertible into (collectively, the "Securities"), are being acquired by Buyer for investment for an indefinite period, for Buyer's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the Buyer has no present intention of selling, granting participations in, or otherwise distributing the same except as may be permitted by the Securities Act of 1933, as amended (the "Act").

               (b) Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to the Securities.

               (c) That Buyer understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemptions from the registration provisions of the Act contained in
Section 4 (2) thereof and Rule 506 promulgated thereunder, and any continued reliance on such exemption is predicated on the representations of the Buyer set forth herein.

               (d) Buyer understands that the Securities must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Act, as amended, or an exemption from such registration is available. Buyer further understands that the Company is under no obligation to register the Securities on its behalf or to assist him in complying with any exemption from registration except as otherwise provided herein.


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                                                         EXHIBIT 10.10.W; PAGE 2


               (e) Buyer (i) has adequate means of providing for his current needs and possible contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in the Securities for an indefinite period, (iv) at the present time, can afford a complete loss of such investment, and (v) does not have an overall commitment to investments which are not readily marketable that is disproportionate to Buyer's net worth, and Buyer's investment in the Shares will not cause such overall commitment to become excessive.

               (f) Buyer is an "accredited investor" (as defined in Regulation D promulgated under the Act) and the undersigned's total investment in the Securities does not exceed 10% of the Buyer's net worth.

               (g) Buyer recognizes that the Company has had only limited revenues to date and that the Securities as an investment involve significant risks.

               (h) Buyer will not transfer the Securities without registering them under applicable federal and state securities laws unless the transfer is exempt from registration. Buyer realizes that the Company may not allow a transfer of Securities unless the transferee is also an "accredited investor". Buyer understands that legends will be placed on certificates representing the Securities, with respect to the above restrictions on resale or other disposition of the Securities and that stop transfer instructions have or will be placed with respect to the Securities so as to restrict the assignment, resale or other disposition thereof.

               (i) The Company will direct its transfer agent to, or will itself, place such a stop transfer order in its books respecting transfer of the Securities, and the certificate or certificates representing the Securities will bear the following legend or a legend substantially similar thereto:

               "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE
               OF: (1) AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT, OR (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

               (j) That Buyer understands that Rule 144, promulgated by the Securities and Exchange Commission under the Act, may not be currently available for sale of the Securities, and there is no assurance that it will be available at any particular time in the future. If and when Rule 144 is available for sale of the Common Stock underlying the Shares, such sales in reliance upon Rule 144 may only be (i) in limited quantities after the Shares and Common Stock have been held for one (1) year after the Shares have been sold by the Company, or
(ii) in unlimited quantities beginning two years after the Shares have been sold by the Company (provided the Buyer is not then an affiliate of the Company), in each case in accordance with the conditions of the Rule, all of which must be met (including the requirement, if applicable, that adequate information concerning the Company is then available to the public). The Company and Buyer acknowledges that the Company has no obligation to supply the information required for sales under Rule 144.


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                                                         EXHIBIT 10.10.W; PAGE 3


               (k) The Purchase Price to be paid by Buyer to Company for the Shares has been determined by Buyer as fair and appropriate based solely upon Buyer's independent investigation and due diligence of the Company, and neither Buyer nor the Company nor any of their agents, including, without limitation, any of their officers, directors, employees, accountants and attorneys, has made any representations or warranties whatsoever in connection with the sale of the Shares by the Company to Buyer. Buyer has had sufficient opportunity in connection with the sale of the Shares to review the Company's business and affairs (including, without limitation, the Company's financial statements and other information). The Buyer has had answered to his satisfaction any questions with respect to the Company's business and affairs. Buyer further has had the opportunity to obtain independent financial, legal, accounting, business, tax and other appropriate advice with respect to the transactions contemplated by this Agreement, and is not relying upon the Company or any of its agents in any manner in connection with same.

         3. REGISTRATION RIGHTS The Company agrees to register under the Act all of the Common Stock issuable upon conversion of the Shares by the Buyer in connection with the next Registration Statement filed by the Company with the Securities and Exchange Commission.

         4. REPRESENTATIONS AND WARRANTIES OF ELECTROPURE

         (a) Electropure is a corporation duly organized and validly existing under the laws of the State of California without limit as to duration of its existence, and is authorized and in good standing to do business in no other state; Electropure has the corporate power and adequate authority, rights and franchise to own its property and to carry on its business as now conducted; and, subject to ratification by its Board of Directors, Electropure has the corporate power and adequate authority to enter into this Agreement.

         (b) The execution and delivery of this Agreement and subject to (1) ratification by the Board of Directors of the Company and (2) filing the Certificate with the California Secretary of State, the performance of the provisions of this Agreement are not in contravention of or in conflict with any law or regulation or any term or provision of Electropure's Articles of Incorporation or By-Laws and are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; and this Agreement is a valid, binding and legal obligation of Electropure, enforceable in accordance with the terms herein.

         (c) Portions of the proceeds realized by the Company hereby from the sale of the Shares shall be utilized to redeem 2,600,000 shares of Redeemable Convertible Preferred Shares of the Company for $0.01 per share.

         5. ENTIRE AGREEMENT This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating to such subject matter.

         6. AMENDMENT This Agreement may not be amended except by written document executed by the parties.


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                                                         EXHIBIT 10.10.W; PAGE 4


         7. SUBJECT HEADINGS Subject headings are included for convenience only and shall not be deemed part of this Agreement.

         8. SEVERABILITY If any provision of this Agreement shall be held unenforceable as applied to any circumstance, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to effect the intent of the parties. The parties further agree to replace any such unenforceable provision with an enforceable provision (and to take such other action) which will achieve, to the extent possible, the purposes of the unenforceable provision.

         9. GOVERNING LAW This Agreement shall be governed by and construed under the laws of the State of California in force from time to time.

         10. PARTIES BOUND This Agreement is binding on and shall inure to the benefit of the parties and their respective successors, assign, heirs, and legal representatives.

         11. SURVIVAL The representations, warranties, covenants, and agreements contained in this Agreement shall survive the consummation of the transactions contemplated hereby.

         12. COUNTERPARTS This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

         COMPANY:                    ELECTROPURE, INC.


                                     By: /S/  FLOYD H. PANNING
                                         ---------------------------------------
                                         Floyd H. Panning, President
                                         23456 South Pointe Drive
                                         Laguna Hills, CA 92653-1512

         BUYER:                      ANTHONY M. FRANK KEOGH PLAN, UTA
                                     CHARLES SCHWAB & COMPANY, INC.


                                     By: /S/  ANTHONY M. FRANK
                                         ---------------------------------------
                                         101 Montgomery Street
                                         San Francisco, CA  94104


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                                                         EXHIBIT 10.10.W; PAGE 5


                          CERTIFICATE OF DETERMINATION
                                       OF
                      SERIES B CONVERTIBLE PREFERRED SHARES
                                       OF
                                ELECTROPURE, INC.

                 ----------------------------------------------


                  The undersigned, Floyd H. Panning and Catherine Patterson, do hereby certify:

                  1. That said Floyd H. Panning is, and at all times herein mentioned was, the duly elected and acting President of Electropure, Inc., a California corporation, and that said Catherine Patterson is, and at all times herein mentioned was, the duly elected and acting Secretary of said Corporation;

                  2. That at a meeting of the Board of Directors of said Corporation the 13th day of January, 1999, at which meeting there were at all times present and acting a quorum of the members of the Board of Directors of said Corporation, the following resolutions were duly adopted:

         WHEREAS, the Articles of Incorporation of this Corporation provide for a class of its authorized shares known as Preferred Stock, comprising one million (1,000,000) shares of $1.00 par value each, issuable from time to time in one or more series and no Preferred Stock is issued and outstanding; and

         WHEREAS, the Board of Directors of this Corporation is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of preferred shares, and the number of shares constituting any such series and the designation thereof, or any of them; and


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                                                         EXHIBIT 10.10.W; PAGE 6


         WHEREAS, it is the desire of the Board of Directors of this Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, privileges, restrictions and other matters relating to a series of said preferred shares;

         NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issue of a series of preferred stock of the Corporation and does hereby fix and determine the rights, preferences, privileges, restrictions and other matters relating to said series of preferred shares as follows:

         (a) The preferred shares provided for herein shall be designated and known as "Series B Convertible Preferred Shares" (hereinafter referred to as the "Series B Preferred Shares").

         (b) The number of shares constituting the Series B Preferred Shares, shall be one million (1,000,000) shares.

         (c) Upon the voluntary or involuntary liquidation, winding up or dissolution of the Corporation, out of the assets available for distribution to shareholders the Series B Preferred Shares shall be entitled to receive, in preference to any payment on the Common Stock, Class B Common Stock and Convertible Preferred Stock, only, an amount equal to One Dollar ($1.00) per share and no more. After the full preferential liquidation amount has been paid to, or determined and set apart for, the Series B Preferred Shares, the remaining assets shall be payable to the Common Stock, Class B Common Stock and Convertible Preferred Stock. In the event the assets of the Corporation are insufficient to pay the full preferential liquidation amount required to be paid to the Series B Preferred Shares, the Common Stock, Class B Common Stock and Convertible Preferred Stock shall receive nothing. A


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                                                         EXHIBIT 10.10.W; PAGE 7


                  reorganization shall not be considered to be a liquidation, winding up or dissolution within the meaning of this subdivision (c) and the Series B Preferred Shares shall be entitled only to the rights provided in the plan of reorganization and Chapters 12 and 13 of the California General Corporation Law and elsewhere herein.

         (d) A holder of a share of Series B Preferred Shares shall be entitled to four (4) votes on any and all matters, including the election of directors, and shall, except as otherwise may be provided by law, vote as a single class along with the Common Stock, Class B Common Stock and Convertible Preferred Stock.

         (e) At the option of the respective holders of Series B Preferred Shares, each one (1) of the Series B Preferred Shares shall be convertible into one (1) share of Common Stock (the "conversion ratio") at any time; provided, however, that each shares of Series B Preferred Shares shall automatically be convertible into one (1) share of Common Stock upon five days' written notice from the Corporation if either of the following events shall occur:

                  (1) The Corporation shall make a public offering of any of its securities under the terms of an Underwriting Agreement with a securities dealer or underwriter; or

                  (2) The Corporation's securities shall be admitted for listing on a national securities exchange market system or the NASDAQ System where its Common Stock may then be traded.

         (f) The Corporation shall reserve and keep reserved out of its authorized but unissued shares of Common Stock sufficient shares to effect the conversion of all shares of Series B Preferred Shares outstanding from time to time. A holder of Series B


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                                                         EXHIBIT 10.10.W; PAGE 8


                  Preferred Shares subject to conversion shall deliver the share certificate to the Corporation at its principal executive office accompanied, if appropriate, by a written request to convert, specifying the number of shares to be converted. The endorsement of the share certificate and the request to convert shall be in form satisfactory to the Corporation. Upon the date of such delivery, the conversion is deemed to have occurred and the person entitled to receive share certificates for Common Stock shall be regarded for all corporate purposes from and after such date as the holder of the number of shares of Common Stock to which he is entitled upon the conversion. In the event the Series B Preferred Shares are converted pursuant to subdivision (e)(1) or (2) above, the conversion is deemed to have occurred on the date fixed in the notice of automatic conversion given by the Corporation. In the event of a stock split, reverse stock split, stock dividend, reorganization or recapitalization affecting the number of shares of Common Stock outstanding, the conversion ratio set forth in this subdivision (e) shall be proportionately revised so as to fairly and equitably preserve the conversion rights of the Series B Preferred Shares.

         (g) Except as provided in subdivision (f) hereof, no holder of the Series B Preferred Shares shall be entitled as of right to subscribe for, purchase, or receive any part of any new or additional shares of any class, whether now or hereafter authorized, or of bonds, debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or bond, debentures, or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such


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                                                         EXHIBIT 10.10.W; PAGE 9


                  person or persons as the Board of Directors in their absolute discretion may deem advisable.

         RESOLVED, FURTHER, that the President and the Secretary of this Corporation be, and they hereby are, authorized and directed to prepare and file a certificate of determination of preferences in accordance with the foregoing resolution and the provisions of California law.

                  3. That the authorized number of preferred shares of said Corporation is one million (1,000,000), and that the number of preferred shares constituting Series B Preferred Shares, none of which has been issued, is one million (1,000,000).

                  IN WITNESS WHEREOF, the undersigned have executed this certificate this 15th day of January, 1999.

                                       /S/  FLOYD H. PANNING
                                       -----------------------------------------
                                       FLOYD H. PANNING, President of
                                       ELECTROPURE, INC.

                                       /S/  CATHERINE PATTERSON
                                       -----------------------------------------
                                       CATHERINE PATTERSON, Secretary of
                                       ELECTROPURE, INC.


                  The undersigned, Floyd H. Panning, President, and Catherine Patterson, Secretary, of Electropure, Inc., a California corporation, each certifies under penalty of perjury that the matters set out in the foregoing Certificate of Determination are true and correct.

                  Executed at Laguna Hills, California, on January 15, 1999.

                                       /S/  FLOYD H. PANNING
                                       -----------------------------------------
                                       FLOYD H. PANNING

                                       /S/  CATHERINE PATTERSON
                                       -----------------------------------------
                                       CATHERINE PATTERSON


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